SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 9 - SUBSEQUENT EVENTS

Amendment to deferred consideration and contingent Liability - Nayax Brazil Acquisition

On July 1, 2026, the Company's Brazilian subsidiary, together with Nayax Ltd. as guarantor, entered into agreement with the sellers of its Brazilian operating entity (acquired in 2024 - VM TECNOLOGIA LTDA).

Under the amendment, the parties agreed to replace all remaining contingent and deferred payment obligations, through a single fixed cash payment of approximately BRL 35 million (approximately $6.8 million). As a result, no further amounts or Nayax Ltd. shares will be issued due to the sellers in respect of these obligations.

During the third quarter of 2026, the Company expects to recognize approximately $4.5 million as acceleration of future expenses in profit and loss.